SCHEDULE 13G

EXHIBIT B

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

The undersigned persons hereby agree that reports on Schedule 13G, and amendments thereto, with respect to the Common Stock of HP Inc. may be filed in a single statement on behalf of each of such persons, and further, each of such persons designates Warren E. Buffett as its agent and Attorney-in-Fact for the purpose of executing any and all Schedule 13G filings required to be made by it with the Securities and Exchange Commission.

Dated: December 11, 2023	/s/ Warren E. Buffett
Warren E. Buffett

Berkshire Hathaway Inc.

Dated: December 11, 2023	/s/ Warren E. Buffett
By: Warren E. Buffett Title: Chairman of the Board

National Indemnity Company

Dated: December 11, 2023	/s/ Marc D. Hamburg
By: Marc D. Hamburg Title: Chairman of the Board

Columbia Insurance Company

Dated: December 11, 2023	/s/ Marc D. Hamburg
By: Marc D. Hamburg
Title: Chairman of the Board

Cypress Insurance Company

Dated: December 11, 2023	/s/ Marc D. Hamburg
By: Marc D. Hamburg
Title: Assistant Secretary

GEICO Corporation

Dated: December 11, 2023	/s/ Todd A. Combs
By: Todd A. Combs
Title: President

Government Employees Insurance Company

Dated: December 11, 2023	/s/ Todd A. Combs
By: Todd A. Combs
Title: President

The Medical Protective Company

Dated: December 11, 2023	/s/ Anthony A. Bowser
By: Anthony A. Bowser
Title: Treasurer

MedPro Group Inc.

Dated: December 11, 2023	/s/ Anthony A. Bowser
By: Anthony A. Bowser
Title: Treasurer

AmGUARD Insurance Company

Dated: December 11, 2023	/s/ Robert Darby
By: Robert Darby
Title: President

Berkshire Hathaway Specialty Insurance Company

Dated: December 11, 2023	/s/ Dale D. Geistkemper
By: Dale D. Geistkemper
Title: Treasurer

NorGUARD Insurance Company

Dated: December 11, 2023	/s/ Robert Darby
By: Robert Darby
Title: Chief Executive Officer

Old United Casualty Company

Dated: December 11, 2023	/s/ Glen A. Mayer
By: Glen A. Mayer
Title: President

Genesis Insurance Company

Dated: December 11, 2023	/s/ Edward M. Nosenzo
by Edward M . Nosenzo
Title: Treasurer

General Re Corporation

Dated: December 11, 2023	/s/ Michael P. O’Dea
by Michael P. O’Dea
Title: Senior Vice President

General Reinsurance Corporation

Dated: December 11, 2023	/s/ Michael P. O’Dea
by Michael P. O’Dea
Title: Senior Vice President

EastGUARD Insurance Company

Dated: December 11, 2023	/s/ Robert Darby
by Robert Darby
Title: President

Mt. Vernon Fire Insurance Company

Dated: December 11, 2023	/s/ Stephen J. Rivituso
by Stephen J. Rivituso
Title: Senior Vice President

U.S. Underwriters Insurance Company

Dated: December 11, 2023	/s/ Stephen J. Rivituso
by Stephen J. Rivituso
Title: Senior Vice President

Old United Life Insurance Company

Dated: December 11, 2023	/s/ Glen I. Mayer
by Glen I. Mayer
Title: President

WestGUARD Insurance Company

Dated: December 11, 2023	/s/ Robert Darby
by Robert Darby
Title: President

MLMIC Insurance Company

Dated: December 11, 2023	/s/ Dan Canniff
by Dan Canniff
Title: Treasurer